UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2023

PROSOMNUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41567	88-2978216
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5675 Gibraltar Avenue
Pleasanton, CA	94588
(Address of principal executive offices)	(Zip Code)

(844) 537-5337

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OSA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	OSAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On September 20, 2023, ProSomnus, Inc. (the “Company”) announced that it had entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the investors named therein (each an “Investor” and collectively the “Investors”). Pursuant to the Securities Purchase Agreement, the Company issued shares of the Company’s Series A Convertible Preferred Stock and with respect to Investors that held the Company’s Senior Secured Convertible Notes due December 6, 2025 (the “Existing Senior Notes”) or the Company’s Subordinated Secured Convertible Notes due April 6, 2026 (the “Existing Subordinated Notes” and, together with the Existing Senior Notes, the “Existing Notes”; such Investors, the “Noteholder Investors”), agreed to issue new convertible notes on substantially similar terms to such Noteholder Investor’s Existing Notes other than that such new notes will be convertible into shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at an effective price of $1.00 per share subject to the terms and conditions of the applicable new indenture pursuant to which the applicable series of notes will be issued by the Company, in exchange for such Noteholder Investor’s portion of the principal amount outstanding of the Existing Notes pursuant to an exchange agreement that the Company would enter into as soon as practicable following the Initial Closing.

On October 11, 2023, the Company consummated the previously announced privately negotiated exchanges with the Noteholder Investors, pursuant to which the Company issued (i) $3,391,961 in aggregate principal amount of the Company’s Senior Secured Convertible Exchange Notes due December 6, 2025 (the “Senior Exchange Notes”) in exchange for $3,391,961 principal amount of the Existing Senior Notes and (ii) $12,137,889 in aggregate principal amount of the Company’s Subordinated Secured Convertible Exchange Notes due April 6, 2026 (the “Subordinated Exchange Notes” and, together with the Senior Exchange Notes, the “New Notes”), which amount included $58,720 of accrued and unpaid paid-in-kind interest on the Existing Subordinated Notes exchanged in the Exchange Transactions (as defined below), in exchange for $12,079,169 principal amount of the Existing Subordinated Notes (collectively, the “Exchange Transactions”), pursuant to exemptions from registration under the Securities Act of 1933, as amended, and the rules and regulations thereunder.

In exchange for issuing the New Notes pursuant to the Exchange Transactions, the Company received and cancelled the Existing Notes exchanged therefor. In addition, the Company paid to the holder of the Existing Senior Notes that were exchanged in the Exchange Transactions an aggregate of $8,479.90 representing accrued and unpaid interest on such Existing Senior Notes. Immediately following the consummation of the Exchange Transaction, $13,567,846 in aggregate principal amount of Existing Senior Notes remained outstanding with terms unchanged and $7,416,440 in aggregate principal amount of Existing Subordinated Notes remained outstanding with terms unchanged.

Indenture

On October 11, 2023, the Company entered into (i) an indenture relating to the issuance of the Senior Exchange Notes (the “Senior Indenture”) by and among the Company, ProSomnus Holdings, Inc. and ProSomnus Sleep Technologies, Inc. (the “Subsidiary Guarantors”), as guarantors, and Wilmington Trust, National Association (the “Trustee”), as trustee and collateral agent and (ii) an indenture relating to the issuance of the Subordinated Exchange Notes (the “Subordinated Indenture” and, together with the Senior Indenture, the “Indentures”) by and among the Company, the Subsidiary Guarantors, and the Trustee, as trustee and collateral agent. As described in more detail below, the terms of the Senior Indenture are substantively identical to the terms of the indenture governing the Existing Senior Notes, and the terms of the Subordinated Indenture are substantively identical to the terms of the indenture governing the Existing Subordinated Notes, except that the conversion rate of each series of the New Notes shall be increased to 1,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), per $1,000 principal amount of the applicable series of New Notes upon obtaining the Company obtaining stockholder approval for such increases.

More specifically, the Senior Exchange Notes bear interest at a rate of 9% per annum and the Subordinated Exchange Notes bear interest at a rate of 9% plus the Prime Rate (as defined in the Subordinated Indenture) per annum. Interest on each series of the New Notes is payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing on January 1, 2024, with interest on the Senior Exchange Notes paid in cash and interest on the Subordinated Exchange Notes paid, at the Company’s election, in cash or in kind, with the interest paid in kind added to the principal balance of such Subordinated Exchange Notes on each interest payment date. The Senior Exchange Notes will mature on December 6, 2025 and the Subordinated Exchange Notes will mature on April 6, 2026, in each case, subject to earlier conversion, redemption or repurchase. The Company shall repay to holders of the Senior Exchange Notes (i) the aggregate outstanding principal amount of the Senior Exchange Notes in consecutive quarterly installments equal to $169,598 on January 1, April 1, July 1 and October 1 until the earlier of the applicable maturity date or the date such notes are no longer outstanding and (ii) the aggregate outstanding principal amount of the Subordinated Exchange Notes on the applicable maturity date.

The New Notes of each series are convertible at the option of the holders, in whole or in part, at any time until the second scheduled trading day prior to the applicable maturity date, including in connection with a redemption by the Company. The Senior Exchange Notes are convertible into shares of Common Stock based on an initial conversion rate of 76.9230769231 shares of Common Stock per $1,000 principal amount of the Senior Exchange Notes, which is increased (and only increased) at various dates to a maximum of 181.818181 shares of Common Stock per $1,000 principal amount of the Senior Exchange Notes and subject to certain adjustments to the conversion rate in the case of specified events. The Subordinated Exchanges Notes are convertible into shares of Common Stock based on an initial conversion rate of 86.95652173913043 shares of Common Stock per $1,000 principal amount of the Subordinated Exchange Notes, which is increased (and only increased) to a maximum of 222.22222222 shares of Common Stock per $1,000 principal amount of the Subordinated Exchange Notes at various dates and subject to certain adjustments to the conversion rate in the case of specified events. In each cause, upon the Company obtaining stockholder approval for the maximum number of shares issuable in respect of the Exchange Transactions, the conversion rate of each series of the New Notes shall be increased to 1,000 shares of Common Stock per $1,000 principal amount of the applicable series of New Notes. If New Notes of either series are converted, the Company will adjust the conversion rate to account for any accrued and unpaid interest on such notes plus any Make-Whole Amount (as defined in the applicable Indenture) related to such notes.

On or after June 6, 2024, in the case of the Senior Exchange Notes, and on or after the later of June 6, 2024 and the date the Existing Senior Notes and the Senior Exchange Notes are no longer outstanding, in the case of the Subordinated Exchange Notes, each series of the New Notes will be redeemable by the Company in the event that the daily volume weighted-average price of the Common Stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days exceeds $18.00 per share.

Upon the occurrence of a Fundamental Change (as defined in each of the Indentures), the holders of either series of the New Notes may require that the Company repurchase all or part of the principal amount of such notes at a purchase price equal to 101% of the principal amount of the notes to be repurchased, plus any accrued and unpaid interest to, but excluding, the Holder Optional Repurchase Date (as defined in each of the Indentures), and all unpaid interest from the Holder Optional Repurchase Date to, but excluding, the applicable maturity date.

Each series of New Notes is guaranteed by the Subsidiary Guarantors (the “Note Guarantees”).

The Senior Exchange Notes and the Note Guarantees for the Senior Exchange Notes are secured, on a pari passu first lien basis with the Existing Senior Notes, by substantially all of the tangible and intangible assets (other than certain excluded assets) of the Company and the Subsidiary Guarantors, as set forth in the Senior Security Agreement, dated October 11, 2023, by and among the Company, Subsidiary Guarantors and the Trustee, as collateral agent (the “Senior Security Agreement”). The Subordinated Exchange Notes and the Note Guarantees for the Subordinated Exchange Notes are secured, on a subordinated second lien basis to the Existing Senior Notes and Senior Exchange Notes and pari passu with the Existing Subordinated Notes, by substantially all of the tangible and intangible assets (other than certain excluded assets) of the Company and the Subsidiary Guarantors as set forth in the Subordinated Security Agreement, dated October 11, 2023, by and among the Company, the Subsidiary Guarantors and the Trustee, as collateral agent (the “Subordinated Security Agreement” and, together with the Senior Security Agreement, the “Security Agreements”).

Each series of the New Notes contains affirmative and negative covenants, including covenants limiting the ability of the Company and its subsidiaries to incur debt, grant liens, make distributions and restricted payments, and enter into transactions with affiliates. The Company is also required to maintain compliance with minimum EBITDA, minimum liquidity and minimum cash covenants, in each case, determined in accordance with the terms of the applicable Indenture.

Each Indenture includes “events of default” with respect to the applicable series of New Notes issued thereunder, which may result in the acceleration of the maturity of the applicable series of New Notes. The events of default include:

(1) the Company defaults in any payment of principal, premium, or Make-Whole Amount on any note of such series when due and payable upon the applicable maturity date or upon acceleration or otherwise;

(2) failure by the Company to comply with its obligation to convert the notes of such series in accordance with the applicable Indenture upon exercise of a holder’s conversion right, and such failure continues for a period of five calendar days;

(3) the Company defaults in any payment of interest on the notes of such series when due and payable and the default continues for a period of 30 days;

(4) failure by the Company to comply with any of its other covenants contained in the New Notes of such series or the applicable Indenture, for a period 60 days after written notice from the Trustee or the holders of at least 25% in principal amount of the New Notes of such series then outstanding has been received;

(5) failure by the Company to comply with its obligations under the applicable Indenture with respect to consolidation, merger and sale of assets of the Company;

(6) any event of default under the applicable Security Agreement;

(7) default by the Company or any of its significant subsidiaries (as defined in the applicable Indenture) with respect to any indebtedness for money borrowed or other payment obligation in excess of $5.0 million (or its foreign currency equivalent) in the aggregate of the Company and/or any such significant subsidiary (i) such that such indebtedness is not paid at final maturity, upon required repurchase, upon redemption or when otherwise due or (ii) such that such indebtedness is accelerated or otherwise declared due and payable, unless, in the case of clause (ii), such indebtedness is discharged or the acceleration is cured, waived or rescinded within 30 days of the date on which such indebtedness was accelerated or declared due and payable; or

(8) certain events of bankruptcy, insolvency, or reorganization of the Company or any of its significant subsidiaries.

If an event of default with respect to either series of New Notes, other than an event of default described in clause (8) above with respect to the Company, occurs and is continuing, the Trustee by notice to the Company, or the holders of at least 25% in principal amount of the applicable series of outstanding New Notes by notice to the Company and the Trustee, may declare 100% of the principal of and accrued and unpaid interest, if any, on all the New Notes to be due and payable. In case of certain events of bankruptcy, insolvency or reorganization involving the Company, 100% of the principal of and accrued and unpaid interest on the New Notes will automatically become due and payable.

The summary of the foregoing transactions and documents is qualified in its entirety by reference to the text of the Senior Indenture, the Form of Senior Exchange Notes, the Subordinated Indenture, the Form of Subordinated Exchange Notes, the Senior Security Agreement and the Subordinated Security Agreement, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 10.1 and 10.2, respectively, hereto and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The offering of the Securities was not registered under the Securities Act of 1933, as amended (the “Securities Act”). The offer and sale of the Securities was made in reliance on an exemption from registration under the Securities Act pursuant to Rule 506(b) promulgated thereunder.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of October 11, 2023, by and among ProSomnus, Inc., ProSomnus Holdings, Inc. and ProSomnus Sleep Technologies, Inc., as guarantors, and Wilmington Trust, National Association, as trustee and collateral agent.
4.2	Form of Senior Secured Convertible Exchange Note due December 6, 2025 (included in Exhibit 4.1).
4.3	Indenture, dated as of October 11, 2023, by and among ProSomnus, Inc., ProSomnus Holdings, Inc. and ProSomnus Sleep Technologies, Inc., as guarantors, and Wilmington Trust, National Association, as trustee and collateral agent.
4.4	Form of Subordinated Secured Convertible Exchange Note due April 6, 2026 (included in Exhibit 4.3).
10.1*	Senior Security Agreement, dated as of October 11, 2023, by and among ProSomnus, Inc., the subsidiaries of ProSomnus, Inc., from time to time party thereto, and Wilmington Trust, National Association, as collateral agent.
10.2*	Subordinated Security Agreement, dated as of October 11, 2023, by and among ProSomnus, Inc., the subsidiaries of ProSomnus, Inc., from time to time party thereto, and Wilmington Trust, National Association, as collateral agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request. The Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2023

PROSOMNUS, INC.

By:	/s/ Brian B. Dow
Name: Brian B. Dow
Title: Chief Financial Officer